Exhibit 10.1
Execution Version

__________________________________________________________________________________________

Third Amendment

to

Amended and Restated Credit Agreement

Dated as of April 17, 2009

among

McMoran Exploration Co.,
As Parent,

McMoran Oil & Gas LLC,
as Borrower,

The Guarantors,

JPMorgan Chase Bank, N.A.
as Administrative Agent,

GE Business Financial Services Inc.,
fka Merrill Lynch Business Financial Services Inc.
as Syndication Agent,

Toronto Dominion (Texas) LLC, BNP Paribas,
and ING Capital LLC,
as Documentation Agents,

and

The Lenders Party Hereto

____________________________________________________________________________________________

Third Amendment To Amended and Restated Credit Agreement

THIS Third Amendment to Amended and Restated Credit Agreement (this “Third Amendment”) dated as of April 17, 2009, is among McMoran Exploration Co., a Delaware corporation (the “Parent”), McMoran Oil & Gas LLC, a Delaware limited liability company (the “Borrower”), the undersigned guarantors (the “Guarantors”, and together with the Parent and the Borrower, the “Obligors”), each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), GE Business Financial Services Inc., fka Merrill Lynch Business Financial Services Inc., as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the “Syndication Agent”), and The Toronto Dominion (Texas) LLC, BNP Paribas, and ING Capital LLC, as co-documentation agents for the Lenders (in such capacity, together with its successors in such capacity, each a “Documentation Agent”).

R E C I T A L S

A.           The Borrower, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of August 6, 2007 (as amended by the First Amendment to Amended and Restated Credit Agreement dated June 20, 2008, the Second Amendment to Amended and Restated Credit Agreement dated September 10, 2008, and as further amended from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Required Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Third Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment.  Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The following definitions are hereby added where alphabetically appropriate to read as follows:

“Defaulting Lender” means any Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three (3) Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, the Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, (c) failed, within three (3) Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (e) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“Third Amendment” means that certain Third Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2009, among the Parent, the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

(b) The following definitions are hereby amended by deleting such definitions in their entirety and replacing them with the following:

“Agreement” means this Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, including the Schedules and Exhibits hereto, as the same may be amended or supplemented from time to time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% or (c) the Adjusted LIBO Rate having an Interest Period of one month on such day plus 1%.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, as the case may be, the applicable rate per annum set forth below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Percentage	Eurodollar Loans	ABR Loans
> 90%	3.25%	2.25%
> 75% and < 90%	3.00%	2.00%
> 50% and < 75%	2.75%	1.75%
< 50%	2.50%	1.50%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of a change in the Borrowing Base Utilization Percentage and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

“Commitment Fee Rate” means, for any day, a rate per annum equal to 0.50%.

2.2 Amendment to Section 2.08.  The following Subsection (l) shall be added to the end of Section 2.08:

(l)           Defaulting Lenders.  Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(i)           if any LC Exposure exists at the time a Lender is a Defaulting Lender, the Borrower shall, within one Business Day following notice by the Administrative Agent, cash collateralize such Defaulting Lender’s LC Exposure in accordance with the procedures set forth in Section 2.08(j) for so long as such LC Exposure is outstanding; and

(ii)           the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.08(l)(i);

provided that the foregoing shall not affect the Borrower’s rights under Section 5.05.  The rights and remedies against a Defaulting Lender under this Section 2.08 are in addition to other rights and remedies that the Borrower, the Administrative Agent or any other Lender may have against such Defaulting Lender with respect to any funding default.

Section 3. Borrowing Base.  For the period from and including April 17, 2009 until the next Redetermination Date, the Borrowing Base is $235,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13, Section 9.11(d) or Section 9.18.

Section 4. Conditions Precedent.  This Third Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

4.1 The Administrative Agent shall have received from each of the Required Lenders, the Parent, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.

4.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof.

4.3 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Third Amendment.

The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Miscellaneous.

5.1 Confirmation.  The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

5.2 Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3 Counterparts.  This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.4 NO ORAL AGREEMENT.  THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5 GOVERNING LAW.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability.  Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:                                                                                      MCMORAN OIL & GAS LLC

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

PARENT:                                                                                             MCMORAN EXPLORATION CO.

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Senior Vice
President & Treasurer

GUARANTORS:                                                                                   K-MC VENTURE I LLC

By:           MCMORAN OIL & GAS LLC,
its sole member

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

FREEPORT CANADIAN
EXPLORATION COMPANY

By:           MCMORAN OIL & GAS LLC,
its sole member

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

MCMORAN INTERNATIONAL INC.

By:           MCMORAN OIL & GAS LLC,
its sole member

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

Signature Page
Third Amendment

                                                                                                                JPMORGAN CHASE BANK, N.A.
as Administrative Agent and as a Lender

By:           /s/ Jo Linda Papadakis
Name:                      Jo Linda Papadakis
Title:                      Vice President

Signature Page
Third Amendment

GE BUSINESS FINANCIAL SERVICES
INC., fka Merrill Lynch Business Financial Services
Inc., as Syndication Agent and as
a Lender

By:        /s/ Matthew A. Toth III
Name:         Matthew A. Toth III
Title:           Divisional President

Signature Page
Third Amendment

BNP PARIBAS, as a Documentation Agent
and as a Lender

By:        /s/ Douglas R. Liftman
Name:         Douglas R. Liftman
Title:           Managing Director

By:        /s/ Polly Schott
Name:         Polly Schott
Title:           Director

Signature Page
Third Amendment

TORONTO DOMINION (TEXAS) LLC, as
a Documentation Agent and as a Lender

By:       /s/ Ian Murray
Name:        Ian Murray
Title:          Authorized Signatory

Signature Page
Third Amendment

ING CAPITAL LLC, as a Documentation
Agent and as a Lender

By:       /s/ Charles Hall
Name:        Charles Hall
Title:          Managing Director

Signature Page
Third Amendment

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:____/s/ Mark E. Thompson___________
Name:  Mark E. Thompson
Title: Senior Vice President

Signature Page
Third Amendment

CAPITAL ONE, N.A., as a Lender

By:        /s/ David R. Reid
Name:         David R. Reid
Title:           Senior Vice President

Signature Page
Third Amendment